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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                      FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES AND EXCHANGE ACT OF 1934

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                                 December 13, 1994
                                 (Date of Report)

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                                  November 23, 1994
                         (Date of Earliest Event Reported)

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                                    PFIZER INC.
             (Exact name of registrant as specified in its Charter)

         Delaware                   1-3619                      13-531570
(Date or other jurisdiction   (Commission File Number)  (I.R.S. Identification
of Incorporation)                                        No.)

                     235 East 42nd Street, New York, New York     10017
                      (Address of principal executive officer)   (Zip Code)

                    Registrant's telephone number, including
                              area code (212) 573-2323

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                                   -3-

ITEM 5. OTHER EVENTS

     On November 23, 1994, Pfizer Inc. (the "Company") announced that the Company agreed to acquire SmithKline Beecham Animal Health for $1.45 billion. The transaction is subject to the necessary regulatory approvals and is expected to close in early 1995.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PFIZER INC.
                                              (Registrant)

                                              By  /s/ C.L. Clemente
                                                  -----------------------------
                                                      C.L. Clemente

                                               SENIOR VICE PRESIDENT,
                                               CORPORATE AFFAIRS AND SECRETARY

Date: December 13, 1994